QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.6

*
TEXON L.P.                                                                                                                     Purchase Agreement

September 20, 2007

Re: Texan Contract No. CPE6866

Customer Ref. No.

Floyd Trujillo
Presco Western, LLC
5665 Flatiron Parkway
Boulder, CO 80301

        The following Special Provisions and the attached Texon L.P. General Provisions (Revision 7/04) constitute the entire agreement (the "Agreement") whereby Texon L.P. (Buyer") agrees to buy and Presco Western, LLC ("Seller") agrees to sell crude oil and/or condensate under the terms and conditions as set forth below.

SPECIAL PROVISIONS

QUALITY	Kansas Common crude oil
QUANTITY	Equal to Seller's owned or controlled oil/condensate production from the properties/leases described in the Exhibit attached hereto.
PRICE
Each calendar month's arithmetic average of the settlement prices for the Nearby Light Sweet crude oil futures contract (WTI) on the New York Mercantile Exchange (NYMEX) for each day the NYMEX settles the Nearby WTI contract (Mere days only), less $4.25 per barrel.
In the event that the transportation cost and/or tariff changes during the term of this Agreement, Buyer reserves the right to revise the contract accordingly.
DELIVERY	Delivered into Buyer designated carriers from the properties/leases described in the Exhibit attached hereto.
TERM
Effective October 1, 2007 through September 30, 2008 and continuing month to month thereafter unless either party cancels with thirty (30) days prior written notice. Cancellation shall become effective on the first day of the month following such notice period.
PAYMENT
Buyer shall pay Seller or their designee 100% of the amount due for crude oil purchased hereunder, excluding all applicable taxes, by wire transfer on the 20th day of the month following the month of delivery. (See paragraph 3 of the General Provisions attached hereto).

        Seller or their designee shall make all revenue distribution payments to all royalty interest owners and any and all other persons who may have a right, title, interest, or claim to any part of the payments made by Buyer to Seller hereunder. SELLER AGREES TO PROTECT, INDEMNIFY AND HOLD BUYER HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, COSTS, ATTORNEY'S FEES, EXPENSES OR LIABILITY OF ANY NATURE WHICH BUYER MAY SUFFER BY REASON OF BUYER MAKING PAYMENTS AS HEREIN PROVIDED,

Texon L.P.			Presco Western , LLC
By: /s/ W.K. Jones	Date: 9/26/07	By: /s/ Floyd Trujillo	Date: 10/1/07

W.K. Jones Sr. Vice President, Crude Oil

EXHIBIT	Texon L.P. Contract Number: CPE 6866 Amendment No. 0
LEASE NAME	FIELD	COUNTY	STATE	PREMIUM
GCC 1-530		Finney	KS	(4.250000)
GCC 6-C30-23-33		Finney	KS	(4.250000)
GCH 4-D36-26-32		Finney	KS	(4.250000)
GCH 5-D36-26-32		Finney	KS	(4.250000)
Irene 1-1632		Finney	KS	(4.250000)
Jehle 1-1624		Finney	KS	(4.250000)
JLM Farms 1-827		Finney	KS	(4.250000)
JLM Farms 4-127-26-32		Finney	KS	(4.250000)
Larson 1-731		Finney	KS	(4.250000)
Peitz 1-531		Finney	KS	(4.250000)
Webdell 3-3		Finney	KS	(4.250000)
Barclay College 6-029-30-38		Grant	KS	(4.250000)
Bunn 1		Grant	KS	(4.250000)
Johnson Heirs 1		Grant	KS	(4.250000)
Johnson Heirs 2		Grant	KS	(4.250000)
Lucas Trust 4-K29-30-38		Grant	KS	(4.250000)
Lucas Trust 5-M29-30-38		Grant	KS	(4.250000)
Scherling W B 1-29		Grant	KS	(4.250000)
Scherling W B 2-29		Grant	KS	(4.250000)
Shelley RL		Grant	KS	(4.250000)
Anton 2-518		Haskell	KS	(4.250000)
Bergner 7-P17-28-34		Haskell	KS	(4.250000)
Black Luciene A		Haskell	KS	(4.250000)
Black Trusts 17-07-30-33		Haskell	KS	(4.250000)
Black Trusts 18-P7-30-33		Haskell	KS	(4.250000)
Black Trusts 20-D7-30-33		Haskell	KS	(4.250000)
Black Trusts 21-G7-30-33		Haskell	KS	(4.250000)
Black Trusts 23-E7-30-33 ti		Haskell	KS	(4.250000)
Brennan 1		Haskell	KS	(4.250000)
Brennan Gas Unit 2		Haskell	KS	(4.250000)
Brookover EC 1A		Haskell	KS	(4.250000)
Cox 1-162		Haskell	KS	(4.250000)
Cox 1-8		Haskell	KS	(4.250000)
Cox 2-12		Haskell	KS	(4.250000)
Cox 6-P2-28-33		Haskell	KS	(4.250000)
Diaden Farms 1-B2-29-33		Haskell	KS	(4.250000)
Diaden Farms 3-K15-30-32		Haskell	KS	(4.250000)
Diaden Farms 4-J15-30-32		Haskell	KS	(4.250000)

EXHIBIT	Texon L.P. Contract Number: CPE 6866 Amendment No. 0
LEASE NAME	FIELD	COUNTY	STATE	PREMIUM
Diaden Farms 5-B15-30-32		Haskell	KS	(4.250000)
E Hall 1-K16-30-32		Haskell	KS	(4.250000)
E Hall 5-N16-30-32		Haskell	KS	(4.250000)
E Hall 6-P16-30-32		Haskell	KS	(4.250000)
E Hall 8-M16-30-32		Haskell	KS	(4.250000)
E Hall 9-C16-30-32		Haskell	KS	(4.250000)
Earlene Black 1-817		Haskell	KS	(4.250000)
Edna Cox 1-138		Haskell	KS	(4.250000)
EE & L Stalker 1-1430		Haskell	KS	(4.250000)
Elliott 1		Haskell	KS	(4.250000)
Elliott 2		Haskell	KS	(4.250000)
Ellsaesser 2		Haskell	KS	(4.250000)
Ellsaesser Gas Unit A 1		Haskell	KS	(4.250000)
ELS Properties 1-1030		Haskell	KS	(4.250000)
Eric Bradley 1-17		Haskell	KS	(4.250000)
Feight A 1-27		Haskell	KS	(4.250000)
Feight A 4-27		Haskell	KS	(4.250000)
Feight A 5 Lower		Haskell	KS	(4.250000)
Feight A 5 Upper		Haskell	KS	(4.250000)
Feight A 6 (SWDW)		Haskell	KS	(4.250000)
Garner 1-1624		Haskell	KS	(4.250000)
Garner 11-J24-30-34		Haskell	KS	(4.250000)
Garner 12-124-30-34		Haskell	KS	(4.250000)
Grant Maurice 1-30		Haskell	KS	(4.250000)
Hall S G 1		Haskell	KS	(4.250000)
Hall S G 2		Haskell	KS	(4.250000)
Hoffman 3-O19-30-32		Haskell	KS	(4.250000)
Hon 1-930		Haskell	KS	(4.250000)
James Unit A A B 1		Haskell	KS	(4.250000)
Kelman A1		Haskell	KS	(4.250000)
Kilgore 5-E33-29-39		Haskell	KS	(4.250000)
Koehn 5-F2-28-33		Haskell	KS	(4.250000)
Lavelette 1-C12-27-33		Haskell	KS	(4.250000)
LC Black 1-417		Haskell	KS	(4.250000)
Leonard 1		Haskell	KS	(4.250000)
McKinley 1-1519		Haskell	KS	(4.250000)
McKinley 15-P19-30-33		Haskell	KS	(4.250000)
McKinley 16-I19-30-33		Haskell	KS	(4.250000)
Megan Janae 1-30		Haskell	KS	(4.250000)

EXHIBIT	Texon L.P. Contract Number: CPE 6866 Amendment No. 0
LEASE NAME	FIELD	COUNTY	STATE	PREMIUM
Mertia Ammerman 1		Haskell	KS	(4.250000)
Mertia Ammerman 2		Haskell	KS	(4.250000)
Murphy Trust 1		Haskell	KS	(4.250000)
Murphy Trust 2		Haskell	KS	(4.250000)
Nanninga Trust 1-430		Haskell	KS	(4.250000)
Nanninga Trust 34-E30-30-33		Haskell	KS	(4.250000)
Preedy Walter E 1		Haskell	KS	(4.250000)
Preedy Walter E 3		Haskell	KS	(4.250000)
RB Garner 2		Haskell	KS	(4.250000)
Riphahn 13-035-28-34		Haskell	KS	(4.250000)
Roger Wilson 1-519		Haskell	KS	(4.250000)
Schnellbacher A-4		Haskell	KS	(4.250000)
Stalker 1-23		Haskell	KS	(4.250000)
Stalker Etal 28-I30-30-33		Haskell	KS	(4.250000)
Stalker Etal 29-O30-30-33		Haskell	KS	(4.250000)
Stalker Etal 30-K30-30-33		Haskell	KS	(4.250000)
Stalker Etal 31-A30-30-33		Haskell	KS	(4.250000)
Stalker Etal 32-H30-30-33		Haskell	KS	(4.250000)
Stoops Webber 5		Haskell	KS	(4.250000)
Stoops Webber 1		Haskell	KS	(4.250000)
Stoops Webber 4		Haskell	KS	(4.250000)
SWLVLU I12		Haskell	KS	(4.250000)
SWLVLU I14		Haskell	KS	(4.250000)
SWLVLU I19		Haskell	KS	(4.250000)
SWLVLU I21		Haskell	KS	(4.250000)
SWLVLU I22		Haskell	KS	(4.250000)
SWLVLU P12		Haskell	KS	(4.250000)
SWLVLU P21		Haskell	KS	(4.250000)
SWLVLU P22		Haskell	KS	(4.250000)
SWLVLU P23		Haskell	KS	(4.250000)
SWLVLU P24		Haskell	KS	(4.250000)
Tindall Spanier 1		Haskell	KS	(4.250000)
Watkins 2-N17-30-32		Haskell	KS	(4.250000)
Watkins Gas Un F-4		Haskell	KS	(4.250000)
Watkins Gas Unit F3		Haskell	KS	(4.250000)
Winter 13-M8-30-33		Haskell	KS	(4.250000)
Winter 14-N8-30-33		Haskell	KS	(4.250000)
Winter 15-M8-30-33		Haskell	KS	(4.250000)
Wright B 2B		Haskell	KS	(4.250000)

EXHIBIT	Texon L.P. Contract Number: CPE 6866 Amendment No. 0
LEASE NAME	FIELD	COUNTY	STATE	PREMIUM
Wright C C1		Haskell	KS	(4.250000)
Wright GU B1		Haskell	KS	(4.250000)
Wyatt Trusts 9-N16-30-33		Haskell	KS	(4.250000)
Fletcher 7-J21-23-37		Kearny	KS	(4.250000)
Kisel 1-1215-2		Kearny	KS	(4.250000)
Miles 1-1128		Kearny	KS	(4.250000)
BCF Warring Trust 2		Morton	KS	(4.250000)
Blackwell A1		Morton	KS	(4.250000)
BOWKER		Morton	KS	(4.250000)
Bowker Gas Unit B1 1-2		Morton	KS	(4.250000)
Dos Reatas 5-E26-32-40		Morton	KS	(4.250000)
Dos Reatas 6-M26-32-40		Morton	KS	(4.250000)
Johns 1-1324		Morton	KS	(4.250000)
Milburn 5-N28-31-39		Morton	KS	(4.250000)
Osborne B-3		Morton	KS	(4.250000)
Trahern 6-G20-31-39		Morton	KS	(4.250000)
3M Farms 2-17		Seward	KS	(4.250000)
Chandler Carroll 1-19		Seward	KS	(4.250000)
Conard 1-20		Seward	KS	(4.250000)
Conard 2-20		Seward	KS	(4.250000)
Lemert B H 1		Seward	KS	(4.250000)
Lower 1-18		Seward	KS	(4.250000)
Lower 1-20		Seward	KS	(4.250000)
Lower 2-20		Seward	KS	(4.250000)
Wendy Marie 1-30		Seward	KS	(4.250000)
Abbey Michelle 1-35		Stanton	KS	(4.250000)
Amanda Jill 1-36		Stanton	KS	(4.250000)
Amber Michelle 1-34		Stanton	KS	(4.250000)
Andrea Frances 1-21		Stanton	KS	(4.250000)
Andrea Lyn 1-9		Stanton	KS	(4.250000)
Bryan Daniel 1-34		Stanton	KS	(4.250000)
Christopher Jared 1-8		Stanton	KS	(4.250000)
Collingwood 1-28		Stanton	KS	(4.250000)
Esser 2-16		Stanton	KS	(4.250000)
Federal Land Bank 4-21		Stanton	KS	(4.250000)
Federal Land Bank 5-21		Stanton	KS	(4.250000)
Fell Gas Unit 4A		Stanton	KS	(4.250000)
Garay 6-J21-29-39		Stanton	KS	(4.250000)
Jay Morris 1-8		Stanton	KS	(4.250000)

EXHIBIT	Texon L.P. Contract Number: CPE 6866 Amendment No. 0
LEASE NAME	FIELD	COUNTY	STATE	PREMIUM
Kayla Marie 1-2		Stanton	KS	(4.250000)
Kaylee Brooks 1-35		Stanton	KS	(4.250000)
KU 6-120-29-39		Stanton	KS	(4.250000)
KU 7-J20-29-39		Stanton	KS	(4.250000)
KU 8-P20-29-39		Stanton	KS	(4.250000)
KU 9-P20-29-39		Stanton	KS	(4.250000)
Lynn Stacy 1-22		Stanton	KS	(4.250000)
McPherson College 4-E21-29-39		Stanton	KS	(4.250000)
McPherson College 5-F21-29-39		Stanton	KS	(4.250000)
Mitchell Trust 5-E23-29-40		Stanton	KS	(4.250000)
R & L Farms 1-28		Stanton	KS	(4.250000)
Sarah Jane 1-34		Stanton	KS	(4.250000)
Shonn Gregory 1-35		Stanton	KS	(4.250000)
Trent David 1-23		Stanton	KS	(4.250000)
Wade Allen 1-36		Stanton	KS	(4.250000)
Western Feed Yard 1-1133		Stanton	KS	(4.250000)
Western Feed Yard 2-1433		Stanton	KS	(4.250000)
Williams 1-L21-29-39		Stanton	KS	(4.250000)
Williams 2-L21-29-39		Stanton	KS	(4.250000)
Williams 3-K21-29-39		Stanton	KS	(4.250000)
Williams 4-L21-29-39		Stanton	KS	(4.250000)
Wilson Unit 1		Stanton	KS	(4.250000)
Yardley Frederick 1-25		Stanton	KS	(4.250000)
Yashell Shirin 1-35		Stanton	KS	(4.250000)
Josline B-2		Stevens	KS	(4.250000)
Swalar A1		Stevens	KS	(4.250000)
Swalar B1		Stevens	KS	(4.250000)

11757 Katy Freeway ° Suite 1400 ° Houston, Texas 77079 ° Phone 281/531-8400 ° FAX 281/368-2701

QuickLinks

  Exhibit 10.6